                            FORM OF MONTHLY STATEMENT
                  Green Tree Floorplan Receivables Master Trust
                                  Series 1996-1


Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of March 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.



A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

   (1) The total amount of the distribution in
   respect of Class A Certificates, per $1,000
   original certificate principal amount                      5.00

   (2) The amount of the distribution set forth
   in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000
   original certificate principal amount                      5.00

   (3) The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class A Certificates,per $1,000 original certificate
   principal amount                                           0.00

B) Class A Investor Charge Offs and Reimbursement of
   Charge Offs

   (1)  The amount of Class A Investor Charge Offs            0.00

   (2) The amount of Class A Investor Charge Offs
   set forth in paragraph 1 above, per $1,000 original
   certificate principal amount                               0.00

   (3) The total amount reimbursed in respect of
   Class A Investor Charge Offs                               0.00

   (4) The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount               0.00

   (5) The amount, if any, by which the outstanding
   principal balance of the Class A Certificates exceeds
   the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                     0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

   (1) The total amount of the distribution in respect of
   Class B Certificates, per $1,000 original certificate
   principal amount                                           5.13

   (2) The amount of the distribution set forth in
   paragraph 1 above in respect of interest on the
   Class B Certificates, per $1,000 original certificate
   principal amount                                           5.13

   (3) The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class B Certificates, per $1,000 original certificate
   principal amount                                           0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

   (1) The amount of reductions in Class B Invested Amount
   pursuant to clauses (c), (d), and (e) of the
   definition of Class B Invested Amount                      0.00

   (2) The amount of reductions in the Class B Invested
   Amount set forth in paragraph 1 above, per $1,000
   original certificate principal amount                      0.00

   (3) The total amount reimbursed in respect of such
   reductions in the Class B Invested Amount                  0.00

   (4) The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount               0.00
   (5) The amount, if any, by which the outstanding
   principal balance of the Class B Certificates exceeds
   the Class B Invested Amount after giving effect to
   all transactions on such Distribution Date                 0.00



GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY: /S/ PHYLLIS A KNIGHT
    -------------------------------
Name:   Phyllis A Knight
TITLE:  SENIOR VICE PRESIDENT AND TREASURER

RECEIVABLES--

Beginning of the Month Principal Receivables:                   1,471,085,195.72
Removed Principal Receivables:                                     54,336,782.44
Additional Principal Receivables:                                  35,095,557.28
End of the Month Principal Receivables:                         1,514,457,114.40
End of the Month Total Receivables:                             1,514,457,114.40


Excess Funding Account Balance                                               .00
Aggregate Invested Amount (all Master Trust Series)             1,366,000,000.00

End of the Month Transferor Amount                                 39,994,303.15

DELINQUENCIES AND LOSSES--

                                                        RECEIVABLES

End of the Month Delinquencies:

 30-60 Days Delinquent                                                856,346.08
 61-90 Days Delinquent                                                653,604.99
 90+ Days Delinquent                                                  943,643.28


 Total 30+ Days Delinquent                                          2,453,594.35


Defaulted Accounts During the Month                                          .00

INVESTED AMOUNTS--
Class A Initial Invested Amount          327,520,000.00
Class B Initial Invested Amount           14,720,000.00
Class C Initial Invested Amount            5,520,000.00
Class D Initial Invested Amount           20,240,000.00

INITIAL INVESTED AMOUNT                                           368,000,000.00


Class A Invested Amount                  327,520,000.00

Class B Invested Amount                   14,720,000.00
Class C Invested Amount                    5,520,000.00

Class D Invested Amount                   20,240,000.00

INVESTED AMOUNT                                                   368,000,000.00


Class A Adjusted Invested Amount         327,520,000.00
Class B Adjusted Invested Amount          14,720,000.00
Class C Invested Amount                    5,520,000.00
Class D Invested Amount                   20,240,000.00

ADJUSTED INVESTED AMOUNT                                          368,000,000.00

MONTHLY SERVICING FEE                                                 613,333.33

INVESTOR DEFAULT AMOUNT                                                      .00

SERIES 1996-1 INFORMATION

SERIES 1996-1 ALLOCATION PERCENTAGE                                       26.94%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                             2,974,565.47
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                     0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                    .00
SERIES 1996-1 MONTHLY FEES                                           613,333.33

SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                     88,187,594.03
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                          14,720,000.00
FLOATING ALLOCATION PERCENTAGE                                            25.02%

INVESTOR FINANCE CHARGE COLLECTIONS                                2,771,663.41
INVESTOR DEFAULT AMOUNT                                                     .00
PRINCIPAL ALLOCATION PERCENTAGE                                           25.02%
AVAILABLE PRINCIPAL COLLECTIONS                                   80,886,411.03

CLASS A FLOATING ALLOCATION                                               22.26%
CLASS A REQUIRED AMOUNT                                                     .00

CLASS B FLOATING ALLOCATION                                                1.00%
CLASS B REQUIRED AMOUNT                                                     .00

CLASS C FLOATING ALLOCATION                                                 .38%
CLASS D FLOATING ALLOCATION                                                1.38%

TOTAL EXCESS SPREAD                                                1,051,340.76

YIELD AND BASE RATE--


Base Rate (Current Month)                         7.38%
Base Rate (Prior Month)                           7.36%
Base Rate (Two Months Ago)                        7.39%
THREE MONTH AVERAGE BASE RATE                                              7.37%

Series Adjusted Portfolio Yield (Current Month)   9.04%
Series Adjusted Portfolio Yield (Prior Month)     9.59%
Series Adjusted Portfolio Yield (Two Months ago) 10.01%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
YIELD                                                                      9.55%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                              22.26%

 Class A Principal Collections            71,988,905.81


CLASS B PRINCIPAL PERCENTAGE                                               1.00%

 Class B Principal Collections             3,235,456.44


CLASS C PRINCIPAL PERCENTAGE                                                .38%

 Class C Principal Collections             1,213,296.17


CLASS D PRINCIPAL PERCENTAGE                                               1.38%

 Class D Principal Collections             4,448,752.61


AVAILABLE PRINCIPAL COLLECTIONS           80,886,411.03

REALLOCATED PRINCIPAL COLLECTIONS                                           .00

SERIES 1995-1 PRINCIPAL SHORTFALL                                          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                        0.00

ACCUMULATION--

Controlled Accumulation Amount                     0.00
Deficit Controlled Accumulation Amount             0.00
CONTROLLED DEPOSIT AMOUNT                                                  0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                          0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR

OTHER PRINCIPAL SHARING SERIES                                    80,886,411.03


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                               0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                              0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                              0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                              0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                               0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                               0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                               0.00



GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY: /S/ PHYLLIS A KNIGHT
   -------------------------------
Name:   Phyllis A Knight
TITLE:  SENIOR VICE PRESIDENT AND TREASURER